Exhibit 99.2

	Quarter Ended (A)

(Dollars in Thousands, Except Per Share Data)	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002

Operating Data

Net income	$1,821	$1,690	$2,034	$1,228	$1,695
Net interest income	5,973	5,924	5,548	5,750	6,376
Provision for loan losses	405	405	405	200	450
Non-interest income	3,728	3,547	3,890	2,342	1,630
Non-interest expense	7,155	7,141	6,563	6,643	5,651

Performance Statistics

Net interest margin	2.70%	2.69%	2.78%	2.80%	3.06%
Return on average assets	0.70%	0.66%	0.84%	0.51%	0.73%
Return on average equity	9.15%	8.30%	9.87%	6.04%	8.34%
Annualized net loan charge-offs to avg loans	0.31%	0.15%	0.09%	0.84%	0.04%
Net charge-offs	517	234	133	1,266	62
Efficiency ratio	78.9	83.7	82.6	87.2	70.6
Net income per employee	6	6	7	4	6

Per Share Data

Basic earnings per share	$0.25	$0.23	$0.28	$0.17	$0.24
Diluted earnings per share	0.25	0.23	0.28	0.17	0.23
Dividend declared per share	0.1815	0.1815	0.1650	0.1650	0.1650
Book value	11.01	11.24	11.17	11.33	11.43
Common stock price:
High	22.14	22.48	20.50	23.20	23.98
Low	17.80	19.60	18.01	17.84	21.85
Close	18.22	20.13	19.51	18.26	22.48
Weighted average common shares:
Basic	7,189	7,211	7,182	7,168	7,165
Fully Diluted	7,214	7,242	7,201	7,238	7,248
End-of-period common shares:
Issued	7,319	7,319	7,317	7,299	7,276
Treasury	141	111	149	127	111

(A) 2002 quarters have been adjusted for SFAS No. 147 impact.

	Quarter Ended (A)

(Dollars in Thousands, Except Per Share Data)	9/30/2003	6/30/2003	3/31/2003	12/31/2002	9/30/2002	6/30/2002

Financial Condition Data:
General
Total assets	$1,030,410	$1,026,790	$1,004,753	$951,174	$949,563	$924,091
Loans, net	663,339	646,604	612,541	602,395	595,750	575,616
Goodwill	32,337	32,388	23,345	22,924	22,924	22,924
Total deposits	651,512	648,429	598,067	587,480	601,843	571,371
Non interest bearing	66,118	64,671	57,649	59,181	60,402	58,981

Savings	88,106	89,806	81,321	76,712	79,588	79,375
NOW	170,001	163,018	156,649	155,114	157,806	143,144
Money Market	26,726	27,887	27,548	29,827	22,094	23,056
Time Deposits	300,561	303,047	274,900	266,646	281,953	266,815
Total interest bearing deposits	585,394	583,758	540,418	528,299	541,441	512,390

Core deposits*	350,951	345,382	323,167	320,834	319,890	304,556
Trust preferred securities & subordinated debt	18,866	18,866	19,655	19,655	19,655	19,655
Shareholders’ equity	79,015	81,037	80,035	81,247	81,868	80,408
Trust assets under management	148,144	148,156	151,065	157,667	158,155	160,439

Asset Quality

Non-performing assets	$4,596	$4,592	$4,714	$4,115	$4,852	$4,461
Non-performing assets to total assets	0.45%	0.45%	0.47%	0.43%	0.51%	0.48%
Allowance for loan losses	7,229	7,342	6,478	6,206	7,178	6,790
Allowance for loan losses to total loans	1.08%	1.12%	1.05%	1.02%	1.19%	1.17%
Allowance for loan losses to non-performing loans	201.48%	204.57%	167.04%	183.56%	170.70%	184.81%
Non-performing loans to total loans	0.54%	0.55%	0.63%	0.56%	0.70%	0.63%

Capitalization — Bancorp

Shareholders’ equity to total assets	7.67%	7.89%	7.97%	8.54%	8.62%	8.70%

* Core deposits are defined as total deposits less time deposits

(A) 2002 quarters have been adjusted for SFAS No. 147 impact.

SUN BANCORP INC.

Consolidated Balance Sheet

(Unaudited)

(In Thousands, Except Share Data)	September 2003	September 2002	% Change

ASSETS
Cash and due from banks	$30,760	$23,794	29.3%
Interest-bearing deposits in banks	1,665	36,673	-95.5%

Total cash and cash equivalents	32,425	60,467	-46.4%

Securities available for sale	228,553	228,802	-0.1%
Loans, net of ALLL of $7,229 at September 30, 2003 and $7,178 at September 30, 2002	663,339	595,750	11.3%
Bank premises and equipment, net	23,697	14,723	61.0%
Goodwill and core deposit intangible	32,337	22,924	41.1%
Accrued interest	3,523	4,020	-12.4%
Bank owned life insurance	32,917	15,473	112.7%
Other assets	13,619	7,404	83.9%

Total assets	$1,030,410	$949,563	8.5%

LIABILITIES AND SHAREHOLDERS' EQUITY

Deposits:
Noninterest-bearing	$66,118	$60,402	9.5%
Interest-bearing	585,394	541,441	8.1%

Total deposits	651,512	601,843	8.3%

Short-term borrowings	32,848	23,338	40.7%
Other borrowed funds	242,650	220,000	10.3%
Subordinated debentures	18,866	19,655	-4.0%
Accrued interest and other liabilities	5,519	2,859	93.0%

Total liabilities	951,395	867,695	9.6%

Shareholders' equity:
Common stock, No par value;	85,370	84,173	1.4%
Retained earnings (deficit)	(3,407)	(5,204)	34.5%
Accumulated other comprehensive income (loss)	(443)	4,374	-110.1%
Less: Treasury stock, at cost	(2,505)	(1,475)	-69.8%
Total shareholders' equity	79,015	81,868	-3.5%

Total liabilities and shareholders' equity	$1,030,410	$949,563	8.5%

SUN BANCORP, INC.

Consolidated Income Statement

(Unaudited)

	For The Three Months Ended September 30			For the Nine Months Ended September 30
(In Thousands, Except Net Income Per Share Data)	2003	2002	% Change	2003	2002	% Change
Taxable equivalent interest income	6,202	6,648	-6.7%	18,146	19,951	-9.0%

Interest income:
Interest and fees on loans	$10,565	$10,364	1.9%	$30,607	$30,262	1.1%
Income from available for sale securities
Taxable	1,363	2,907	-53.1%	5,913	9,955	-40.6%
Tax exempt	214	250	-14.4%	659	768	-14.2%
Dividends	99	112	-11.6%	305	358	-14.8%
Interest on deposits in banks and other financial institutions	21	94	-77.7%	112	269	-58.4%

Total interest and dividend income	12,262	13,727	-10.7%	37,596	41,612	-9.7%

Interest expense:
Interest on deposits	2,749	3,605	-23.7%	8,947	11,289	-20.7%
Interest on short-term borrowings	75	93	-19.4%	322	236	36.4%
Interest on other borrowed funds	3,010	3,181	-5.4%	9,494	9,514	-0.2%
Interest on subordinated debentures	455	472	-3.6%	1,388	1,428	-2.8%

Total interest expense	6,289	7,351	-14.4%	20,151	22,467	-10.3%

Net interest income	5,973	6,376	-6.3%	17,445	19,145	-8.9%

Provision for possible loan and lease losses	405	450	-10.0%	1,215	1,260	-3.6%

Net interest income, after provision for possible loan & lease losses	5,568	5,926	-6.0%	16,230	17,885	-9.3%

Non-interest income:
Service charges on deposit accounts	1,137	880	29.2%	2,965	2,108	40.7%
Trust income	171	222	-23.0%	593	563	5.3%
Net security gains	697	3	23133.3%	3,194	143	2133.6%
Income from investment product sales	142	90	57.8%	244	350	-30.3%
Bank owned life insurance	314	187	67.9%	956	393	143.3%
Income from insurance subsidiary	463	14	3207.1%	826	63	1211.1%
Gain on sale of loans	60	63	-4.8%	364	136	167.6%
Income from leasing subsidiary	252	—	N/A	815	—	N/A
Other income	492	171	187.7%	1,208	570	111.9%

Total non-interest income	3,728	1,630	128.7%	11,165	4,326	158.1%

Non-interest expense:
Salaries and employee benefits	3,330	2,991	11.3%	9,911	8,624	14.9%
Net occupancy expense	342	282	21.3%	1,057	807	31.0%
Furniture and equipment expenses	481	451	6.7%	1,471	1,266	16.2%
Amorization of intangibles	51	—	N/A	89	—	N/A
Other expenses	2,951	1,927	53.1%	8,331	5,282	57.7%

Total non-interest expense	7,155	5,651	26.6%	20,859	15,979	30.5%

Income before income tax provision	2,141	1,905	12.4%	6,536	6,232	4.9%

Income tax provision	320	210	52.4%	991	1,044	-5.1%

Net income	$1,821	$1,695	7.4%	$5,545	$5,188	6.9%

Net income per share — Basic	$0.25	$0.24	4.2%	$0.77	$0.73	5.5%

Weighted average number of shares outstanding — Basic	7,189,319	7,164,910	0.3%	7,193,995	7,149,568	0.6%

Net income per share — Diluted	$0.25	$0.23	8.7%	$0.77	$0.72	6.9%

Weighted average number of shares outstanding — Diluted	7,214,258	7,247,982	-0.5%	7,220,920	7,188,113	0.5%

Sun Bancorp, Inc.

Average Balances and Net Interest Income

	FOR THE QUARTER ENDED						FOR THE YEAR-TO-DATE
(In Thousands)	September 30, 2003			September 30, 2002			September 30, 2003			September 30, 2002
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
ASSETS
Interest-earning assets:
Interest-bearing deposits	$15,040	$21	0.55%	$20,466	$94	1.82%	$14,713	$112	1.02%	$16,520	$269	2.18%
Loans (net of unearned income)	663,949	10,684	6.38%	599,885	10,508	6.95%	638,449	30,969	6.49%	574,371	30,673	7.14%
Investments:
Taxable	213,997	1,462	2.73%	219,326	3,019	5.51%	225,570	6,218	3.68%	242,838	10,313	5.66%
Tax-exempt	19,413	324	6.67%	20,920	378	7.23%	19,438	998	6.85%	21,102	1,163	7.35%
Total interest-earning assets	912,398	12,491	5.44%	860,597	13,999	6.47%	898,170	38,297	5.70%	854,831	42,418	6.63%

Noninterest-earning assets:
Cash and due from banks	28,009			17,970			23,225			19,229
Bank premises & equipment	20,811			14,552			18,633			14,472
Accrued interest and other assets	79,393			50,340			74,511			46,054
Less: Allowance for loan losses	(7,188)			(7,010)			(6,889)			(6,714)
Unamortized loan fees	369			189			304			102
Total assets	$1,033,791			$936,637			$1,007,954			$927,974

LIABILITIES AND
SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
NOW Accounts	$170,085	$239	0.56%	$152,334	$492	1.28%	$164,159	$967	0.79%	$150,513	$1,501	1.33%
Insured Money Market Accounts	27,366	54	0.78%	22,538	106	1.87%	27,171	251	1.24%	21,649	307	1.90%
Savings deposits	89,507	122	0.54%	79,668	312	1.55%	85,238	515	0.81%	76,960	945	1.64%
Time deposits	303,694	2,334	3.05%	274,311	2,695	3.90%	290,559	7,214	3.32%	275,004	8,536	4.15%
Short-term borrowings	29,984	75	0.99%	24,201	93	1.52%	37,076	322	1.16%	21,956	236	1.44%
Subordinated debentures	18,866	455	9.65%	19,655	472	9.53%	19,387	1,388	9.55%	20,112	1,428	9.47%
Other borrowed funds	243,539	3,010	4.90%	220,000	3,181	5.74%	236,944	9,494	5.36%	221,136	9,514	5.75%
Total interest-bearing liabilities	883,042	6,289	2.83%	792,708	7,351	3.68%	860,534	20,151	3.13%	787,330	22,467	3.82%

Noninterest-bearing liabilities and shareholders' equity:
Demand deposits	66,186			58,060			60,749			57,266
Accrued interest and other liabilities	4,913			4,606			4,984			3,682
Shareholders' equity	79,649			81,263			81,687			79,696
Total liabilities and shareholders' equity	$1,033,791			$936,637			$1,007,954			$927,974
Interest rate spread			2.61%			2.79%			2.57%			2.81%
Net interest income/margin		$6,202	2.70%		$6,648	3.06%		$18,146	2.70%		$19,951	3.12%